DUNCAN-HURST
                            LARGE CAP GROWTH-20 FUND
                             AGGRESSIVE GROWTH FUND













                                   PROSPECTUS

                                 MARCH 31, 1999

Duncan-Hurst
LARGE CAP GROWTH-20 FUND
AGGRESSIVE GROWTH FUND
SERIES OF PROFESSIONALLY MANAGED PORTFOLIOS


Duncan-Hurst Large Cap Growth-20 Fund and Duncan-Hurst Aggressive Growth Fund are growth stock mutual funds. Each Fund seeks to provide investors with long-term growth of capital. This prospectus contains information about the Class R shares of the Funds.


TABLE OF CONTENTS

Fees and Expenses..............................   3

Investment Objective, Principal Investment
   Strategies and Related Risks................   4

Risks of Investing in the Funds................   5

Investment Adviser.............................   6

Adviser's Historical Performance Data..........   6

Shareholder Information........................   9

Pricing of Fund Shares.........................  13

Dividends and Distributions....................  14

Tax Consequences...............................  14

Rule 12b-1 Fees................................  14

General Information............................  15


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                         Prospectus dated March 31, 1999
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                            DUNCAN-HURST MUTUAL FUNDS


                           THE FUNDS' INVESTMENT GOALS

                  Each Fund seeks long-term growth of capital.

                   THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES


DUNCAN-HURST LARGE CAP GROWTH-20 FUND

The Fund will primarily invest in 20-30 common stocks of large capitalization domestic companies. In selecting investments, the Adviser will invest in companies with prospects for above-average growth over an extended period of time. The Fund is non-diversified. This means that it may make larger investments in individual companies than a fund that is diversified. The Fund may invest in the securities of foreign companies.

DUNCAN-HURST AGGRESSIVE GROWTH FUND

The Fund will primarily invest in common stocks of medium capitalization domestic companies. In selecting investments, the Adviser will invest in companies with prospects for above-average growth over an extended period of time. The Fund may invest in the securities of foreign companies.

                    PRINCIPAL RISKS OF INVESTING IN THE FUNDS

There is the risk that you could lose money on your investment in a Fund. For example, the following risks could affect the value of your investment:

*    The stock market goes down.

*    Interest rates go up which can result in a decline in the equity market.

*    Growth stocks fall out of favor with the stock market.

* Stocks in a Fund's portfolio may not increase their earnings at the rate anticipated.

* Securities of medium-capitalization companies involve greater risk than investing in larger companies.

* Adverse developments occur in foreign markets. Foreign investments involve greater risk.

* As a non-diversified fund, the share price of the Duncan-Hurst Large Cap Growth-20 Fund may be more volatile than the share price of a diversified fund.

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                            DUNCAN-HURST MUTUAL FUNDS


                       WHO MAY WANT TO INVEST IN THE FUNDS

The Funds may be appropriate for investors who:

*    Are pursuing a long-term goal such as retirement.

* Want to add an investment with growth potential to diversify their investment portfolio.

* Are willing to accept higher short-term risk along with higher potential for long-term growth of capital.

The Funds may not be appropriate for investors who:

*    Need regular income or stability of principal.

*    Are pursuing a short-term goal or investing emergency reserves.

                                FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD CLASS R SHARES OF THE FUNDS.

SHAREHOLDER FEES
(fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases
   (as a percentage of offering price)..................................   None

Maximum deferred sales charge (load)
   (as a percentage of the lower of original purchase price
    or redemption proceeds).............................................   None

ANNUAL FUND OPERATING EXPENSES*
(expenses that are deducted from Fund assets)

                                                      Large Cap       Aggressive
                                                   Growth-20 Fund    Growth Fund
                                                   --------------    -----------

Management Fees.................................       1.00%             1.00%
Distribution and Services (12b-1) Fees..........       0.25%             0.25%
Other Expenses..................................       2.50%             2.50%
                                                       ----              ----
Total Annual Fund Operating Expenses............       3.75%             3.75%
Fee Reduction and/or Expense Reimbursement......      (1.75%)           (1.75%)
                                                      -----             -----
Net Expenses....................................       2.00%             2.00%
                                                      =====             =====

* Other Expenses are estimated for the first fiscal year of each Fund. The Adviser has contractually agreed to reduce its fees and/or pay expenses of each Fund for an indefinite period to insure that Total Fund Operating

                                                                               3
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                            DUNCAN-HURST MUTUAL FUNDS


Expenses will not exceed 2.00% for each Fund. The Adviser reserves the right to be reimbursed for any waiver of its fees or expenses paid on behalf of the Funds if a Fund's expenses are less than the limit agreed to by the Funds. The Trustees may terminate this expense reimbursement arrangement at any time.

EXAMPLE

This example is intended to help you compare the costs of investing in Class R shares of the Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, under the assumptions, your costs would be:

                                                    ONE YEAR     THREE YEARS
Duncan-Hurst Large Cap Growth-20 Fund...........      $203          $627
Duncan-Hurst Aggressive Growth Fund.............      $203          $627

     INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Each Fund's investment goal is long-term growth of capital.

The Large Cap Growth-20 Fund is a non-diversified fund that will primarily invest in 20-30 common stocks of larger capitalization domestic companies. Under normal market conditions, the Fund will invest at least 75% of its total assets in common stocks of large capitalization domestic companies. The Fund generally defines larger capitalization companies as those having a market capitalization of more than $5 billion. However it is anticipated that this definition may change from time to time, as dictated by the market. The Fund may invest in smaller or larger capitalization issues.

The  Aggressive  Growth Fund will  primarily  invest in common  stocks of medium capitalization domestic companies. The Fund generally defines medium capitalization companies as those that fall within the range of the Russell Midcap Index ("Midcap Index"). Companies whose capitalization falls outside this range after the Fund's initial purchase will continue to be considered mid cap companies. At June 30, 1998, the Midcap Index included companies with market capitalizations between approximately $500 million and $11 billion. It is expected that the range of the Midcap Index will change on a regular basis. The Fund may invest in smaller or larger issuers.

Each Fund may invest in up to 25% of its net assets in securities of foreign issuers that are not publicly traded in the United States. Each Fund may also invest in American Depositary Receipts ("ADRs") and foreign securities traded on a national securities market.

The Adviser's investment process identifies companies with accelerating earnings growth and positive company fundamentals. While economic forecasting and industry sector analysis play a part in the research effort, the Adviser's stock selection process begins with individual company analysis. This is often referred to as a bottom-up approach to investing. From a group of companies that meet the Adviser's standards, the Adviser selects the

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                            DUNCAN-HURST MUTUAL FUNDS


securities of those companies whose earnings are expected to grow at an above-average rate. In making this determination, the Adviser considers certain characteristics of a particular company. Among other factors, these include new product development, management change and competitive market dynamics.

PORTFOLIO TURNOVER

While the Funds generally intend to purchase securities for long-term investment rather than short-term gains, each fund may engage in frequent trading of securities. The Portfolio Managers may sell a stock when the company's earnings begin to grow at below average rates or there has been a change in company fundamentals. Short-term transactions may result from liquidity needs or by reason of economic or other developments not foreseen at the time of the investment decision. The Portfolio Managers will make purchase and sell decisions when it is believed to be appropriate.

Each Fund anticipates that its portfolio turnover rate will typically exceed 150%. A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains. This may mean that you would be likely to have a higher tax liability. A high portfolio turnover rate also leads to higher transactions costs, which could negatively affect a Fund's performance.

Under normal market conditions, each Fund will stay fully invested in stocks. However, under very unusual circumstances, a Fund may temporarily depart from its principal investment strategies by making short-term investments in cash equivalents in response to adverse market, economic or political conditions. This may result in the Fund not achieving its investment objective.

                         RISKS OF INVESTING IN THE FUNDS

The principal risks of investing in the Funds that may adversely affect a Fund's net asset value or total return are discussed above in "Principal Risks of Investing in the Funds." These risks are discussed in more detail below.

MARKET RISK. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole.

MANAGEMENT RISK. The risk that a strategy used by the Adviser may fail to produce the intended result.

OPPORTUNITY RISK. The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

MEDIUM-CAPITALIZATION RISK. The risk of investing in securities of medium-sized companies may involve greater risk than investing in larger companies because they can be subject to more abrupt or erratic share price changes.

FOREIGN SECURITIES RISK. The risk of investing in the securities of foreign companies is greater than the risk of investing in domestic companies. Some of these risks include: (1) unfavorable changes in currency exchange rates; (2) economic and political instability; (3) less publicly available information; (4) less strict auditing and

                                                                               5
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                            DUNCAN-HURST MUTUAL FUNDS


financial reporting requirements; (5) less governmental supervision and regulation of securities markets; (6) higher transaction costs; (7) potential adverse effects of the euro conversion; and (8) greater possibility of not being able to sell securities on a timely basis.

YEAR 2000 RISK. The risk that a Fund's operations could be disrupted by year 2000-related computer system problems. This situation may negatively impact the companies in which the Funds invest and by extension the value of the Funds' shares. Although each Fund's service providers are taking steps to address this issue, there may still be some risk of adverse effects.

INVESTMENT ADVISER

Duncan-Hurst Capital Management Inc., founded in 1990, is the investment adviser to the Funds. The investment adviser's address is 4365 Executive Drive, Suite 1520, San Diego, CA 92121. The investment adviser currently manages assets of approximately $3.0 billion for institutional and individual investors. The investment adviser will provide advice on buying and selling securities. The investment adviser will also furnish the Funds with office space and certain administrative services and provide most of the personnel needed by the Funds. For its services, each Fund will pay the investment adviser a monthly management fee based upon its average daily net assets. Each Fund will pay an advisory fee at the annual rate of 1.00%.

PORTFOLIO MANAGERS

LARGE CAP GROWTH 20-FUND. David C. Magee, Vice President of the Adviser, will be responsible for the day-to-day management of the Large Cap Growth-20 Fund's portfolio. Mr. Magee has managed the large-cap growth equity portfolios of the Adviser's private accounts since December 1995. Mr. Magee joined the Adviser in January 1992 as the Senior Analyst for the small-cap and medium-cap portfolios of the Adviser's private accounts. Mr. Magee has over sixteen years of investment experience.

AGGRESSIVE GROWTH FUND. William H. "Beau" Duncan, Jr., Chairman, Chief Executive Officer and Chief Investment Officer of the Adviser, will be responsible for the day-to-day management of the Aggressive Growth Fund's portfolio. Mr. Duncan has managed the small-cap and medium-cap growth equity portfolios of the Adviser's private accounts since starting the firm in 1990. Mr. Duncan has over twenty years of investment experience.

ADVISER'S HISTORICAL PERFORMANCE DATA

The investment results presented below are for composites of all accounts managed by the Adviser with substantially similar investment objectives, policies and strategies to the Funds.

These composites are unaudited and are not intended to predict or suggest the returns that might be expected for the Funds. You should note that the Funds will compute and disclose average annual return using the standard formula set forth in SEC rules, which differ in certain respects from the methodology used below to calculate the Adviser's performance.

The accounts included in the composites are not mutual funds and are not subject to the same rules and regulations (for example, liquidity requirements and restrictions on transactions with affiliates) as the Funds or

                            DUNCAN-HURST MUTUAL FUNDS


to the same types of expenses that the Funds will pay. These differences might adversely affect the performance figures shown below.

The figures shown below represent the performance of the accounts included in the composites. The figures are net of management fees but do not reflect other expenses paid by the accounts included in the composites. The figures include income, reinvestment of capital gains and reflect brokerage commissions. However, these fees and expenses are generally lower than the fees and expenses expected to be paid by the Funds. Higher fees and expenses would have resulted in lower composite performance figures. The Indices are not managed and do not pay any fees or expenses. These figures do not predict future performance of the Funds.

DUNCAN-HURST LARGE-CAP GROWTH EQUITY. Duncan-Hurst Large-Cap Growth Equity performance history is the dollar-weighted composite results of all accounts managed by David C. Magee. Mr. Magee has served as the portfolio manager to the Large-Cap Growth Equity portfolio since its inception on December 31, 1995. The Duncan-Hurst Large Cap Growth-20 Fund will be managed using a similar investment strategy.

CALENDAR YEAR RETURNS

                                                  1996        1997       1998
                                                  ----        ----       ----
Duncan-Hurst Large-Cap Growth Equity........     13.39%      31.50%      58.33%
Russell 1000 Growth Index (1)...............     23.12%      30.48%      38.72%
S&P 500 Index (2)...........................     22.96%      33.36%      28.58%

AVERAGE ANNUAL RETURNS
                                                 1 Year      2 Year     3 Year
                                                 ------      ------     ------
Duncan-Hurst Large-Cap Growth Equity........     58.33%      44.29%      33.16%
Russell 1000 Growth Index (1)...............     38.72%      34.54%      30.62%
S&P 500 Index (2)...........................     28.58%      30.94%      28.23%

----------
(1) The Russell 1000 Growth Index is an unmanaged index generally representative of the market for U.S. large-cap growth stocks.

(2) The S&P 500 Index is an unmanaged index generally representative of the market for stocks of large-sized U.S. companies.

DUNCAN-HURST MEDIUM-CAP GROWTH EQUITY. Duncan-Hurst Medium-Cap Growth Equity performance is the dollar-weighted composite results of all accounts, excluding two accounts with significant client-directed restrictions, managed by William
H. Duncan, Jr. Mr. Duncan has served as the portfolio manager to the Medium-Cap Growth Equity portfolio since its inception on October 1, 1991. The Duncan-Hurst Aggressive Growth Fund will be managed using a similar investment strategy.

                                                                               7
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                            DUNCAN-HURST MUTUAL FUNDS


CALENDAR YEAR RETURNS

                                  1991*   1992    1993     1994    1995    1996    1997    1998
                                  -----   ----    ----     ----    ----    ----    ----    ----
Duncan-Hurst Medium-
   Cap Growth Equity             24.76%   7.15%  29.20%  -10.31%  61.19%   9.21%  20.04%  29.56%
Russell Midcap Growth Index (1)  12.15%   8.71%  11.19%   -2.16%  33.98%  17.48%  22.54%  17.86%
Russell Midcap Index (2)          8.79%  16.35%  14.30%   -2.09%  34.46%  19.00%  29.01%  10.10%

AVERAGE ANNUAL RETURNS

                                                                                               10/1/91
                                    1        2       3        4        5        6        7     Through
                                   Year    Years   Years    Years    Years    Years    Years   12/31/98
                                   ----    -----   -----    -----    -----    -----    -----   --------
Duncan-Hurst Medium-
   Cap Growth Equity              29.56%  24.71%   19.31%   28.63%   19.68%  21.22%   19.10%    22.03%
Russell Midcap Growth Index (1)   17.87%  20.18%   19.27%   22.79%   17.34%  16.29%   15.18%    16.42%
Russell Midcap Index (2)          10.09%  19.18%   19.12%   22.78%   17.34%  16.83%   16.76%    17.48%

----------
* For the period October 1, 1991 through December 31, 1991

(1)  The  Russell   Midcap  Growth  Index  is  an  unmanaged   index   generally
representative of the market for U.S. mid-cap growth stocks.

(2) The Russell Midcap Index is an unmanaged index generally representative of the market for U.S. mid-cap stocks.

FUND EXPENSES

Each Fund is responsible for its own operating expenses. The Adviser has contractually agreed to reduce its fees and/or pay expenses of each Fund to ensure that the Fund's aggregate annual operating expenses (excluding interest and tax expenses) will not exceed the limits set forth in the Expense Table. Any reduction in advisory fees or payment of expenses made by the Adviser are subject to reimbursement by the Fund if requested by the Adviser in subsequent fiscal years. This reimbursement may be requested by the Adviser if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursements) does not exceed the applicable limitation on Fund expenses. The Adviser is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years. (After startup, the Funds are permitted to look for longer periods of four and five years.) Any such reimbursement will be reviewed by the Trustees. Each Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses.

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                            DUNCAN-HURST MUTUAL FUNDS


                             SHAREHOLDER INFORMATION

HOW TO BUY SHARES

There are several ways to purchase shares of the Funds. An Application Form, which accompanies this Prospectus, is used if you send money directly to a Fund by mail or by wire. YOU MUST MAKE SURE TO SPECIFY THAT YOU ARE PURCHASING CLASS R SHARES WHEN YOU PLACE YOUR PURCHASE ORDER. If you have questions about how to invest, or about how to complete the Application Form, please call an account representative at (800) 558-9105. To open an account by wire or to open a retirement plan account, call (800) 558-9105 for instructions. After your account is open, you may add to it at any time. The Funds reserve the right to reject any purchase order. This Prospectus describes only the Funds' Class R shares. The Funds offer other classes of shares to eligible investors.

You may buy and sell shares of the Funds through certain brokers (and their agents) that have made arrangements with the Funds to sell their shares. When you place your order with such a broker or its authorized agent, your order is treated as if you had placed it directly with the Funds' Transfer Agent, and you will pay or receive the next price calculated by the Fund. The broker (or agent) holds your shares in an omnibus account in the broker's (or agent's) name, and the broker (or agent) maintains your individual ownership records. The Adviser may pay the broker or its agent for maintaining these records as well as providing other shareholder services. The broker (or its agent) may charge you a fee for handling your order. The broker (or agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Funds' prospectus.

You may open a Fund account with $2,500 and add to your account at any time with $100 or more. Automatic investment plans allow you to open a Fund account with $250 and add to your account with $100 or more. You may open a retirement plan account with $2,000 and add to your account with $100 or more. The minimum investment requirements may be waived from time to time by the Funds.

BY MAIL

You may send money to the Funds by mail. All purchases by check should be in U.S. dollars. Third party checks and cash will not be accepted. If you wish to invest by mail, simply complete the Application Form and mail it with a check (made payable to "Duncan-Hurst Large Cap Growth-20 Fund" or "Duncan-Hurst Aggressive Growth Fund") to:

Duncan-Hurst Large Cap Growth-20 Fund   OR
Duncan-Hurst Aggressive Growth Fund
c/o National Financial Data Services
P.O. Box 419284
Kansas City, MO 64141-6284

BY OVERNIGHT DELIVERY

If you wish to send your Application Form and check via an overnight delivery service (such as FedEx), delivery cannot be made to a post office box. In that case, you should use the following address:

                                                                               9
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                            DUNCAN-HURST MUTUAL FUNDS


Duncan-Hurst Large Cap Growth-20 Fund   OR
Duncan-Hurst Aggressive Growth Fund
c/o National Financial Data Services
330 West 9th Street
Kansas City, MO 64105

THROUGH FINANCIAL SERVICE AGENTS

If you are investing through a Financial Service Agent, please refer to their program materials for any additional special provisions or conditions that may be different from those described in this Prospectus. Financial Service Agents have the responsibility of transmitting purchase orders and funds, and of crediting their customers' accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus.

If you place an order for Fund shares through a Financial Service Agent, in accordance with such Financial Service Agent's procedures and such Financial Service Agent then transmits your order to the Transfer Agent before the closing of trading on the New York Stock Exchange ("NYSE") on that day, then your purchase will be processed at the net asset value calculated at the close of trading on the NYSE on that day. The Financial Service Agent must promise to send to the Transfer Agent immediately available funds in the amount of the purchase price in accordance with the Transfer Agent's procedures. If payment is not received within the time specified, the Transfer Agent may rescind the transaction and the Financial Service Agent will be held liable for any resulting fees or losses.

BY WIRE

You may wire money to the Funds. Before sending a wire, you should call (800) 558-9105 between 9:00 a.m. and 5:00 p.m., Eastern time, on a day when the NYSE is open for trading, in order to receive an account number. It is important to call and receive this account number, because if your wire is sent without it or without the name of the Fund, there may be a delay in investing the money you wire. You should then ask your bank to wire money to:

Investors Fiduciary Trust Company
ABA Routing Number: 101003621
for credit to Duncan-Hurst Large Cap Growth-20 Fund
DDA #7561040      OR
Duncan-Hurst Aggressive Growth Fund
DDA #7561040
for further credit to [your name and account number]

Your bank may charge you a fee for sending a wire to the Funds.

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                            DUNCAN-HURST MUTUAL FUNDS


By Online Access

For further information on how you can buy Fund shares through the Internet, call the Funds at (800) 558-9105.

BY PAYMENT IN KIND

In certain situations, Fund shares may be purchased by tendering payment in kind in the form of shares of stock, bonds or other securities. Any securities used to buy Fund shares must be readily marketable, their acquisition consistent with the Fund's objective and otherwise acceptable to the Adviser. For further information, call the Funds at (800) 558-9105.

AUTOMATIC INVESTMENT PLAN

You may make regular investments through automatic periodic deductions from your bank checking or savings account. If you wish to invest on a periodic basis, when opening your Fund account complete the Automatic Investment Plan section of the Application Form and mail it to the Fund at the address listed above. Current shareholders may choose at any time to enroll in the Automatic Investment Plan. Call (800) 558-9105 for instructions.

HOW TO EXCHANGE SHARES

You may exchange your shares between the Duncan-Hurst Large Cap Growth-20 Fund and the Duncan-Hurst Aggressive Growth Fund on any day the Funds are open for business. EXCHANGES MAY ONLY BE MADE BETWEEN FUNDS OF THE SAME CLASS.

Excessive exchanges can disrupt management of the Funds and raise their expenses. The Funds have established a policy which limits excessive exchanges. You are permitted to make four exchanges during any one twelve-month period. The Funds reserve the right to reject any exchange order. The Funds may modify the exchange privilege by giving 60 days' written notice to its shareholders.

BY MAIL

You may exchange your shares by simply sending a written request to the Funds' Transfer Agent. You should give your account number and the number of shares or dollar amount to be exchanged. The letter should be signed by all of the shareholders whose names appear in the account registration. You should send your exchange request to:

Duncan-Hurst Large Cap Growth-20 Fund   OR
Duncan-Hurst Aggressive Growth Fund c/o
National Financial Data Services
P.O. Box 419284
Kansas City, MO 64141-6284

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                            DUNCAN-HURST MUTUAL FUNDS


By Telephone

If your account has telephone privileges, you may also exchange Fund shares by calling the Transfer Agent at (800) 558-9105 between the hours of 9:00 a.m. and 4:00 p.m. (Eastern time). If you are exchanging shares by telephone, you will be subject to certain identification procedures which are listed below under "How to Sell Shares."

BY ONLINE ACCESS

For further information on how you can exchange Fund shares through the Internet, call the Funds at (800) 558-9105.

HOW TO SELL SHARES

You may sell (redeem) your Fund shares on any day the Fund is open for business either directly to the Fund or through your investment representative.

BY MAIL

You may redeem your shares by simply sending a written request to the Funds. You should give your account number and state whether you want all or some of your shares redeemed. The letter should be signed by all of the shareholders whose names appear on the account registration. You should send your redemption request to:

Duncan-Hurst Large Cap Growth-20 Fund   OR
Duncan-Hurst Aggressive Growth Fund
c/o National Financial Data Services
P.O. Box 419284
Kansas City, MO 64141-6284

BY TELEPHONE

If you complete the Redemption by Telephone portion of the Funds' Application Form, you may redeem all or some of your shares by calling the Funds at (800) 558-9105 before the close of trading on the NYSE. This is normally 4:00 p.m., Eastern time. Redemption proceeds will be mailed on the next business day to the address that appears on the Transfer Agent's records. If you request, redemption proceeds will be wired on the next business day to the bank account you designated on the Application Form. The minimum amount that may be wired is $1,000. If you sell shares worth more than $25,000, the proceeds will be wired to your bank account. Wire charges, if any, will be deducted from your redemption proceeds. Telephone redemptions cannot be made if you notify the Transfer Agent of a change of address within 30 days before the redemption request. You may not use the telephone redemption for retirement accounts.

When you establish telephone privileges, you are authorizing a Fund and its Transfer Agent to act upon the telephone instructions of the person or persons you have designated in your Application Form. Such persons

                            DUNCAN-HURST MUTUAL FUNDS


may request that the shares in your account be either exchanged or redeemed. Redemption proceeds will be transferred to the bank account you have designated on your Application Form.

Before executing an instruction received by telephone, the Funds and the Transfer Agent will use procedures to confirm that the telephone instructions are genuine. These procedures will include recording the telephone call and asking the caller for a form of personal identification.

You may request telephone redemption privileges after your account is opened by calling (800) 558-9105 for instructions.

BY ONLINE ACCESS

For further information on how you can sell your Fund shares through the Internet, call the Funds at (800) 558-9105.

AUTOMATIC WITHDRAWAL PLAN

You may also make regular withdrawals on an automatic basis. Call (800) 558-9105 for instructions.

Certain redemption requests require that the signature or signatures on the account have to be guaranteed. Call (800) 558-9105 for further details.

If you did not purchase your shares with a certified check, a Fund may delay payment of your redemption proceeds for up to 15 days from purchase or until your check has cleared, whichever occurs first. Additionally, you may not redeem shares by telephone until 15 calendar days after the purchase date of the shares. If you purchased your shares through the Automated Clearing House (ACH), a Fund may delay payment of your redemption proceeds for up to 15 days from purchase or until your payment clears, whichever occurs first. Each Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio. It is not expected that a Fund would do so except in unusual circumstances.

PRICING OF FUND SHARES

The price of a Fund's shares is based on the Fund's net asset value. This is done by dividing the Fund's assets, minus its liabilities, by the number of shares outstanding. A Fund's assets are the market value of securities held in its portfolio, plus any cash and other assets. A Fund's liabilities are fees and expenses owed by the Fund. The number of Fund shares outstanding is the amount of shares which have been issued to shareholders. The price you will pay to buy Fund shares or the amount you will receive when you sell your Fund shares is based on the net asset value next calculated after your order is received and accepted.

The net asset value of shares of each Fund's shares is determined as of the close of regular trading on the NYSE. This is normally 4:00 p.m., Eastern time. Fund shares will not be priced on days that the NYSE is closed for trading (including certain U.S. holidays).

                            DUNCAN-HURST MUTUAL FUNDS


DIVIDENDS AND DISTRIBUTIONS

Each Fund will make distributions of dividends and capital gains, if any, annually, usually after the end of its fiscal year. Because of its investment strategies, each Fund expects that its distributions will primarily consist of capital gains.

You can choose from three distribution options: (1) reinvest all distributions in additional Fund shares; (2) receive distributions from net investment income in cash or by ACH to a pre-established bank account while reinvesting capital gains distributions in additional Fund shares; or (3) receive all distributions in cash or by ACH. Call (800) 558-9105 for wire instructions. If you wish to change your distribution option, write to National Financial Data Services before payment of the distribution. If you do not select an option when you open your account, all distributions will be reinvested in Fund shares. You will receive a statement confirming reinvestment of distributions in additional Fund shares promptly following the quarter in which the reinvestment occurs.

If a check representing a Fund distribution is not cashed within a specified period, the Transfer Agent will notify you that you have the option of requesting another check or reinvesting the distribution in the Fund. If the Transfer Agent does not receive your election, the distribution will be reinvested in the Fund.

TAX CONSEQUENCES

Each Fund intends to make distributions of dividends and capital gains. Dividends are taxable to you as ordinary income. The rate you pay on capital gain distributions will depend on how long the Fund held the securities that generated the gains, not on how long you owned your Fund shares. You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares.

If you exchange or sell your Fund shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you exchange or sell, you may have a gain or a loss on the transaction.
You are responsible for any tax liabilities generated by your transaction.

RULE 12B-1 FEES

Each Fund has adopted a distribution plan under Rule 12b-1 that allows the Fund to pay distribution fees for the sale and distribution of its Class R shares and for services provided to its shareholders. The distribution and service fee is 0.25% of the Fund's average daily net assets which is payable to the Adviser, as Distribution Coordinator. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment in Class R shares of the Fund and may cost you more than paying other types of sales charges.

DUNCAN-HURST LARGE CAP GROWTH-20 FUND
DUNCAN-HURST AGGRESSIVE GROWTH FUND,
SERIES OF PROFESSIONALLY MANAGED PORTFOLIOS

For investors who want more information about the Funds, the following document is available free upon request:

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Funds and is incorporated into this Prospectus.


You can get free copies of the SAI, request other information and discuss your questions about the Funds by contacting the Funds at:

                        National Financial Data Services
                                P.O. Box 419284
                          Kansas City, MO 64141-6284
                           Telephone: 1-800-558-9105

You can review and copy information including the Funds' SAI at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330. You can get text-only copies:

* For a fee, by writing to the Public Reference Room of the Commission, Washington, DC 20549-6009, or

*    For a fee, by calling 1-800-SEC-0330, or

*    Free of charge from the Commission's Internet website at http://www.sec.gov



                                                         (Investment Company Act
                                                              file no. 811-5037)

                                     ADVISER
                      Duncan-Hurst Capital Management Inc.
                        4365 Executive Drive, Suite 1520
                               San Diego, CA 92121


                                   DISTRIBUTOR
                          First Fund Distributors, Inc.
                       4455 E. Camelback Road, Suite 261E
                                Phoenix, AZ 85018


                                    CUSTODIAN
                                 UMB Bank, N.A.
                               928 Grand Boulevard
                              Kansas City, MO 64106


                                 TRANSFER AGENT
                        National Financial Data Services
                                P. O. Box 419284
                           Kansas City, MO 64141-6284


                                    AUDITORS
                              Tait, Weller, & Baker
                         8 Penn Center Plaza, Suite 800
                             Philadelphia, PA 19103


                                  LEGAL COUNSEL
                      Paul, Hastings, Janofsky & Walker LLP
                              345 California Street
                             San Francisco, CA 94104